Exhibit 99.1

               MONROE BANCORP REPORTS 17.7 PERCENT EARNINGS GROWTH
                         FOR THE SECOND QUARTER OF 2005

    BLOOMINGTON, Ind., July 19 /PRNewswire-FirstCall/ -- Monroe Bancorp (the "Company") (Nasdaq: MROE), the independent Bloomington-based holding company for Monroe Bank (the "Bank"), today reported net income of $1,852,000 or $0.31 per basic and diluted common share, for the quarter ended June 30, 2005, compared to $1,574,000 or $0.26 per basic and diluted common share for the same period in 2004. This represents a 17.7 percent increase in net income.

    Return on average assets (ROA) and return on average shareholders' equity
(ROE) were 1.14 percent and 15.39 percent, respectively, for the quarter ended June 30, 2005, compared to 1.05 percent and 13.70 percent for the same period in 2004.

    The Company reported net income of $3,495,000, or $0.58 per basic and diluted common share, for six months ended June 30, 2005, compared to $3,227,000 or $0.53 per basic and diluted common share for the same period in 2004. This represents an 8.3 percent increase in net income.

    "I am very pleased with the growth of second quarter and year-to-date earnings considering the net interest margin challenges created by the flattening yield curve," said Mark D. Bradford, President and Chief Executive Officer. "I am particularly proud of the growth of our non-interest income and the continued improvement in asset quality."

    Net Interest Margin
    Loans, including loans held for sale, totaled $505,315,000 on June 30, 2005, an 11.3 percent increase from total loans on June 30, 2004, which were $453,975,000. Loan growth was largely driven by increases in construction and commercial real estate loans. Total deposits at June 30, 2005 were $529,559,000 compared to $446,550,000 at June 30, 2004, an increase of 18.6 percent.

    Net interest income before the provision for loan losses, increased 3.4 percent to $10,202,000 for the six months ended June 30, 2005 compared to $9,871,000 for the same period in 2004. The tax equivalent net interest margin decreased to 3.51 percent for the first six months of 2005 from 3.71 percent for the same period in 2004.

    Non-Interest Income
    Non-interest income totaled $4,514,000 for the first six months of 2005 compared to $3,985,000 for the corresponding period of 2004. Included in non-interest income are net realized and unrealized securities gains of $104,000 in the first half of 2005 and gains of $176,000 in the same period in 2004. Non-interest income in 2005 has also been affected by accounting changes implemented in response to new regulatory guidelines concerning courtesy overdraft programs, such as the one offered by the Bank. The change affected the accounting for charged-off overdrawn checking account balances. Prior to 2005, charged-off overdrawn checking account balances were netted against deposit-related fees. Beginning in 2005, charged-off overdrawn checking account balances were shown as a charge-off to the reserve for loan losses. Non-interest income would have been $87,000 lower for the first six months of 2005 if the Bank had accounted for the 2005 charge-offs in the same manner as they were accounted for in 2004. Excluding net realized and unrealized securities gains and losses, and adjusting for the change in the treatment of charged-off overdrawn accounts, non-interest income for the six months ended June 30, 2005 increased $514,000 or 13.5 percent over the first six months of 2004.

    "Developing a strong mix of non-interest income sources has been a priority for the past few years. It is gratifying to see the progress made as the result of our efforts," said Mr. Bradford.

    Asset Quality
    Non-performing assets and 90-day past due loans totaled $3,902,000, or 0.58 percent of total assets on June 30, 2005. This is a 27.9 percent reduction, compared to $5,412,000, or 0.89 percent of total assets on June 30, 2004.

    Net charge-offs for the six months ended June 30, 2005 were $246,000 compared to $421,000 for the six months ended June 30, 2004. The net charge-offs for 2005 include $87,000 of charged-off overdrawn checking accounts. Prior to 2005, charged-off overdrawn checking account balances were netted against deposit related fees.

    Non-Interest Expense
    Total non-interest expense increased $342,000 to $8,791,000 for the six months ended June 30, 2005, as compared to $8,449,000 for the same period in 2004. Included in non-interest expense is unrealized appreciation related to the directors' and executives' deferred compensation plan in the amount of $34,000 for the first six months of 2005 and $64,000 for the first six months of 2004. This unrealized appreciation had no effect on net income. Non-interest expense, excluding the effect of the unrealized appreciation, grew from $8,385,000 during the first six months of 2004 to $8,757,000 during the same period of 2005, an increase of 4.4 percent.

    Other News
    Monroe Bank broke ground on a new full-service banking center in Brownsburg on Friday, July 8, 2005. Construction of the new banking center in central Indiana will mark the beginning of Monroe Bank's transfer from storefront locations in Avon, Brownsburg and Plainfield, opened three years ago, to freestanding, full-service centers featuring automated teller machines and drive-through teller windows.

    About Monroe Bancorp
    Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with Monroe Bank as its wholly owned subsidiary. Monroe Bank was established in Bloomington in 1892, and offers a full range of financial, trust and investment services through its locations in Central and South Central Indiana. The Company's common stock is traded on the NASDAQ(R) National Stock Market under the symbol MROE.

    See following for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.

    Use of Non-GAAP Financial Information
    To supplement the Company's consolidated condensed financial statements presented on a GAAP basis, the Company has used non-GAAP additional measures of operating results, noninterest income, and noninterest expense adjusted to exclude certain costs, expenses, gains and losses it believes appropriate to enhance an overall understanding of the Company's past financial performance and also its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

    Forward-Looking Statements
    This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, charge-offs and loan loss provisions;
(4) general economic conditions, either national or in the markets in which the Company does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the business of the Company; and (6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                                   Quarters Ended
                                                     ------------------------------------------
                                                       Jun 2005       Mar 2005       Dec 2004
                                                     ------------   ------------   ------------
          BALANCE SHEET *
Cash and Cash Equivalents                            $     29,610   $     19,799   $     21,396
Federal Funds Sold                                              -              -              -
Securities                                                113,232        108,870        109,712
Total Loans                                               505,315        489,079        477,085
     Loans Held for Sale                                    5,739          2,661          2,740
     Commercial & Industrial                               90,157         90,837         86,412
     Real Estate:
          Commercial & Residential                        301,000        293,401        284,303
          Construction & Vacant Land                       63,609         60,596         61,828
          Home Equity                                      26,279         24,409         25,390
     Installment Loans                                     18,531         17,175         16,412
Reserve for Loan Losses                                     5,608          5,450          5,194
Bank Premises and Equipment                                12,205         11,610         11,575
Federal Home Loan Bank Stock                                2,494          2,464          2,439
Interest Receivable and Other Assets                       18,480         18,443         16,957
          Total Assets                               $    675,728   $    644,815   $    633,970

Total Deposits                                       $    529,559   $    513,826   $    483,534
     Noninterest Checking                                  96,363         83,287         71,142
     Interest Bearing Checking & NOW                      116,577        117,009        102,495
     Regular Savings                                       21,747         22,751         23,608
     Money Market Savings                                  80,583         76,173         80,054
     CDs Less than $100,000                               116,987        115,284        110,040
     CDs Greater than $100,000                             86,109         88,986         85,717
     Other Time                                            11,193         10,336         10,478
Total Borrowings                                           90,438         77,243         97,378
     Federal Funds Purchased                                6,050          5,100         17,000
     Securities Sold Under Repurchase
      Agreement                                            34,253         37,540         41,761
     FHLB Advances                                         48,875         34,029         38,029
     Loans Sold Under Repurchase
      Agreement                                             1,260            574            588
Interest Payable and Other
 Liabilities                                                6,763          6,291          5,674
          Total Liabilities                               626,760        597,360        586,586
Shareholders Equity                                        48,968         47,455         47,384
          Total Liabilities and
           Shareholders' Equity                      $    675,728   $    644,815   $    633,970

Book Value Per Share                                 $       8.16   $       7.91   $       7.90
End of period shares issued and
 outstanding                                            6,036,284      6,036,284      6,035,110
Less:  Unearned ESOP shares                                33,135         34,451         35,767
End of Period Shares Used to
 Calculate Book Value                                   6,003,149      6,001,833      5,999,343

                                                           Quarters Ended
                                                     ---------------------------
                                                       Sept 2004      Jun 2004
                                                     ------------   ------------
          BALANCE SHEET *
Cash and Cash Equivalents                            $     29,128   $     20,504
Federal Funds Sold                                              -              -
Securities                                                107,063        105,834
Total Loans                                               457,331        453,975
     Loans Held for Sale                                    3,760          3,493
     Commercial & Industrial                               84,933         88,761
     Real Estate:
          Commercial & Residential                        270,942        268,816
          Construction & Vacant Land                       55,586         50,194
          Home Equity                                      25,044         24,191
     Installment Loans                                     17,066         18,520
Reserve for Loan Losses                                     4,830          5,258
Bank Premises and Equipment                                11,630         11,749
Federal Home Loan Bank Stock                                2,413          2,386
Interest Receivable and Other Assets                       17,722         18,253
           Total Assets                              $    620,457   $    607,443

Total Deposits                                       $    464,023   $    446,550
     Noninterest Checking                                  95,206         70,822
     Interest Bearing Checking & NOW                       86,997         96,845
     Regular Savings                                       23,659         23,375
     Money Market Savings                                  64,267         59,466
     CDs Less than $100,000                               108,026        107,673
     CDs Greater than $100,000                             75,186         77,992
     Other Time                                            10,682         10,377
Total Borrowings                                          101,869        109,399
     Federal Funds Purchased                               19,400         21,700
     Securities Sold Under Repurchase
      Agreement                                            42,994         46,167
     FHLB Advances                                         38,878         40,917
     Loans Sold Under Repurchase
      Agreement                                               597            615
Interest Payable and Other
 Liabilities                                                7,903          6,252
          Total Liabilities                               573,795        562,201
Shareholders Equity                                        46,662         45,242
          Total Liabilities and
           Shareholders' Equity                      $    620,457   $    607,443

Book Value Per Share                                 $       7.78   $       7.54
End of period shares issued and
 outstanding                                            6,035,110      6,040,340
Less:  Unearned ESOP shares                                37,059         38,384
End of Period Shares Used to
 Calculate Book Value                                   5,998,051      6,001,956

                                                             Years Ended
                                                     ---------------------------
                                                       Dec 2004       Dec 2003
                                                     ------------   ------------
          BALANCE SHEET *
Cash and Cash Equivalents                            $     21,396   $     33,011
Federal Funds Sold                                              -              -
Securities                                                109,712        106,195
Total Loans                                               477,085        424,511
     Loans Held for Sale                                    2,740          2,219
     Commercial & Industrial                               86,412         83,017
     Real Estate:
          Commercial & Residential                        284,303        257,327
          Construction & Vacant Land                       61,828         40,560
          Home Equity                                      25,390         21,044
     Installment Loans                                     16,412         20,344
Reserve for Loan Losses                                     5,194          5,019
Bank Premises and Equipment                                11,575         11,683
Federal Home Loan Bank Stock                                2,439          2,331
Interest Receivable and Other Assets                       16,957         16,551
           Total Assets                              $    633,970   $    589,263

Total Deposits                                       $    483,534   $    436,683
     Noninterest Checking                                  71,142         73,579
     Interest Bearing Checking & NOW                      102,495         97,618
     Regular Savings                                       23,608         26,859
     Money Market Savings                                  80,054         71,974
     CDs Less than $100,000                               110,040         94,224
     CDs Greater than $100,000                             85,717         62,904
     Other Time                                            10,478          9,525
Total Borrowings                                           97,378        101,872
     Federal Funds Purchased                               17,000          8,900
     Securities Sold Under Repurchase
      Agreement                                            41,761         48,507
     FHLB Advances                                         38,029         43,825
     Loans Sold Under Repurchase
      Agreement                                               588            640
Interest Payable and Other
 Liabilities                                                5,674          5,333
          Total Liabilities                               586,586        543,888
Shareholders Equity                                        47,384         45,375
          Total Liabilities and
           Shareholders' Equity                      $    633,970   $    589,263

Book Value Per Share                                 $       7.90   $       7.49
End of period shares issued and
 outstanding                                            6,035,110      6,095,640
Less:  Unearned ESOP shares                                35,734         41,034
End of Period Shares Used to
 Calculate Book Value                                   5,999,376      6,054,606

* period end numbers

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                                  Quarters Ended
                                                     ------------------------------------------
                 INCOME STATEMENT                      Jun 2005       Mar 2005       Dec 2004
--------------------------------------------------   ------------   ------------   ------------
Interest Income                                      $      8,386   $      7,788   $      7,538
Interest Expense                                            3,210          2,762          2,499
Net Interest Income                                         5,176          5,026          5,039
Loan Loss Provision                                           330            330            330
Total Noninterest Income                                    2,481          2,034          2,232
     Service Charges on Deposit
      Accounts                                                932            756            764
     Trust Fees                                               386            376            342
     Commission Income                                        287            225            229
     Gain on Sale of Loans                                    338            237            269
     Realized Gains (Losses) on
      Securities                                               33             66              -
     Unrealized Gains (Losses) on
      Trading Securities
          Associated with Directors'
           Deferred Comp Plan                                  51            (46)           172
     Other Operating Income                                   454            420            456
Total Noninterest Expense                                   4,523          4,269          4,350
     Salaries & Wages                                       1,774          1,730          1,636
     Commissions & Incentive
      Compensation                                            502            433            446
     Employee Benefits                                        364            416            424
     Premises & Equipment                                     638            644            627
     Advertising                                              184            119            109
      Legal Fees                                              183            180            110
     Appreciation (Depreciation) in
      Directors'
         Deferred Compensation Plan                            67            (32)           195
     Other Operating Expenses                                 811            779            803
Income Before Income Tax                                    2,804          2,461          2,592
Income Tax Expense (Benefit)                                  952            818            864
Net Income After Tax & Before
 Extraordinary Items                                        1,852          1,643          1,728
Extraordinary Items                                             -              -              -
Net Income                                           $      1,852   $      1,643   $      1,728

Basic Earnings Per Share                             $       0.31   $       0.27   $       0.29
Diluted Earnings Per Share                                   0.31           0.27           0.29

                                                            Quarters Ended
                                                     ---------------------------
                 INCOME STATEMENT                     Sept 2004       Jun 2004
--------------------------------------------------   ------------   ------------
Interest Income                                      $      7,210   $      7,081
Interest Expense                                            2,256          2,082
Net Interest Income                                         4,954          4,999
Loan Loss Provision                                           330            330
Total Noninterest Income                                    2,084          1,934
     Service Charges on Deposit
      Accounts                                                738            761
     Trust Fees                                               357            342
     Commission Income                                        237            238
     Gain on Sale of Loans                                    271            318
     Realized Gains (Losses) on
      Securities                                               96            (17)
     Unrealized Gains (Losses) on
      Trading Securities
          Associated with Directors'
           Deferred Comp Plan                                 (12)            (5)
     Other Operating Income                                   397            297
Total Noninterest Expense                                   4,122          4,270
     Salaries & Wages                                       1,803          1,716
     Commissions & Incentive
      Compensation                                            365            390
     Employee Benefits                                        362            428
     Premises & Equipment                                     607            613
     Advertising                                              142            199
      Legal Fees                                              105            164
     Appreciation (Depreciation) in
      Directors'
         Deferred Compensation Plan                             -            (10)
     Other Operating Expenses                                 738            770
Income Before Income Tax                                    2,586          2,333
Income Tax Expense (Benefit)                                  836            759
Net Income After Tax & Before
 Extraordinary Items                                        1,750          1,574
Extraordinary Items                                             -              -
Net Income                                           $      1,750   $      1,574

Basic Earnings Per Share                             $       0.29   $       0.26
Diluted Earnings Per Share                                   0.29           0.26

                                                             Years Ended
                                                     ---------------------------
                 INCOME STATEMENT                      Dec 2004       Dec 2003
--------------------------------------------------   ------------   ------------
Interest Income                                      $     28,732   $     27,932
Interest Expense                                            8,868          8,792
Net Interest Income                                        19,864         19,140
Loan Loss Provision                                         1,320          3,920
Total Noninterest Income                                    8,302          8,182
     Service Charges on Deposit
      Accounts                                              2,970          2,801
     Trust Fees                                             1,376          1,114
     Commission Income                                        932            875
     Gain on Sale of Loans                                  1,050          1,654
     Realized Gains (Losses) on
      Securities                                              211            162
     Unrealized Gains (Losses) on
      Trading Securities
          Associated with Directors'
           Deferred Comp Plan                                 221            420
     Other Operating Income                                 1,542          1,156
Total Noninterest Expense                                  16,921         16,285
     Salaries & Wages                                       6,859          6,263
     Commissions & Incentive
      Compensation                                          1,580          1,515
     Employee Benefits                                      1,685          1,674
     Premises & Equipment                                   2,474          2,433
     Advertising                                              598            571
      Legal Fees                                              506            575
     Appreciation (Depreciation) in
      Directors'
         Deferred Compensation Plan                           259            469
     Other Operating Expenses                               2,960          2,785
Income Before Income Tax                                    9,925          7,117
Income Tax Expense (Benefit)                                3,220          2,063
Net Income After Tax & Before
 Extraordinary Items                                        6,705          5,054
Extraordinary Items                                             -              -
Net Income                                           $      6,705   $      5,054

Basic Earnings Per Share                             $       1.11   $       0.83
Diluted Earnings Per Share                                   1.11           0.83

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                                   Quarters Ended
                                                     ------------------------------------------
                 ASSET QUALITY                         Jun 2005       Mar 2005       Dec 2004
--------------------------------------------------   ------------   ------------   ------------
Net Charge-Offs (Recoveries)                         $        172   $         74   $        (35)
OREO Expenses (Gains)                                          12             31            (27)
    Total Credit Charges                             $        184   $        105   $        (62)

Nonperforming Loans                                  $      3,257   $      3,545   $      3,674
OREO                                                          463            350            350
      Nonperforming Assets                                  3,720          3,895          4,024
90 Day Past Due Loans net of
 Nonperforming Loans                                          182             12             29
      Nonperforming Assets + 90 day
       PD/Assets                                     $      3,902   $      3,907   $      4,053

  RATIO ANALYSIS - CREDIT QUALITY*
NCO/Loans                                                    0.14%          0.06%         -0.03%
Credit Charges/Loans & OREO                                  0.15%          0.09%         -0.05%
Nonperforming Loans/Loans                                    0.64%          0.72%          0.77%
Nonperforming Assets/Loans &OREO                             0.74%          0.80%          0.84%
Nonperforming Assets/Assets                                  0.55%          0.60%          0.63%
Nonperforming Assets+ 90 day
 PD/Assets                                                   0.58%          0.61%          0.64%
Reserve/Nonperforming Loans                                172.18%        153.74%        141.37%
Reserve/Total Loans                                          1.11%          1.11%          1.09%
Equity & Reserves/Nonperforming
 Assets                                                   1467.10%       1358.28%       1306.61%
OREO/Nonperforming Assets                                   12.45%          8.99%          8.70%

 RATIO ANALYSIS - CAPITAL ADEQUACY *
Equity/Assets                                                7.25%          7.36%          7.47%
Equity/Loans                                                 9.69%          9.70%          9.93%

   RATIO ANALYSIS - PROFITABILITY
Return on Average Assets                                     1.14%          1.05%          1.10%
Return on Average Equity                                    15.39%         13.94%         14.54%
Net Interest Margin (tax-
 equivalent) (1)                                             3.52%          3.51%          3.52%

                                                           Quarters Ended
                                                     ---------------------------
                 ASSET QUALITY                        Sept 2004       Jun 2004
--------------------------------------------------   ------------   ------------
Net Charge-Offs (Recoveries)                         $        759   $         98
OREO Expenses (Gains)                                           9            103
    Total Credit Charges                             $        768   $        201

Nonperforming Loans                                  $      4,369   $      5,304
OREO                                                          190              -
      Nonperforming Assets                                  4,559          5,304
90 Day Past Due Loans net of
 Nonperforming Loans                                           95            108
      Nonperforming Assets + 90 day
       PD/Assets                                     $      4,654   $      5,412

  RATIO ANALYSIS - CREDIT QUALITY*
NCO/Loans                                                    0.66%          0.09%
Credit Charges/Loans & OREO                                  0.67%          0.18%
Nonperforming Loans/Loans                                    0.96%          1.17%
Nonperforming Assets/Loans &OREO                             1.00%          1.17%
Nonperforming Assets/Assets                                  0.73%          0.87%
Nonperforming Assets+ 90 day
 PD/Assets                                                   0.75%          0.89%
Reserve/Nonperforming Loans                                110.55%         99.13%
Reserve/Total Loans                                          1.06%          1.16%
Equity & Reserves/Nonperforming
 Assets                                                   1129.46%        952.11%
OREO/Nonperforming Assets                                    4.17%          0.00%

 RATIO ANALYSIS - CAPITAL ADEQUACY *
Equity/Assets                                                7.52%          7.45%
Equity/Loans                                                10.20%          9.97%

   RATIO ANALYSIS - PROFITABILITY
Return on Average Assets                                     1.14%          1.05%
Return on Average Equity                                    15.14%         13.70%
Net Interest Margin (tax-equivalent) (1)                     3.57%          3.69%

                                                             Years Ended
                                                     ---------------------------
                 ASSET QUALITY                         Dec 2004       Dec 2003
--------------------------------------------------   ------------   ------------
Net Charge-Offs (Recoveries)                         $      1,145   $      3,502
OREO Expenses (Gains)                                          70            121
    Total Credit Charges                             $      1,215   $      3,623

Nonperforming Loans                                  $      3,674   $      6,189
OREO                                                          350            534
      Nonperforming Assets                                  4,024          6,723
90 Day Past Due Loans net of
 Nonperforming Loans                                           29            173
      Nonperforming Assets + 90 day
       PD/Assets                                     $      4,053   $      6,896

  RATIO ANALYSIS - CREDIT QUALITY*
NCO/Loans                                                    0.24%          0.82%
Credit Charges/Loans & OREO                                  0.25%          0.85%
Nonperforming Loans/Loans                                    0.77%          1.46%
Nonperforming Assets/Loans &OREO                             0.84%          1.58%
Nonperforming Assets/Assets                                  0.63%          1.14%
Nonperforming Assets+ 90 day
 PD/Assets                                                   0.64%          1.17%
Reserve/Nonperforming Loans                                141.37%         81.10%
Reserve/Total Loans                                          1.09%          1.18%
Equity & Reserves/Nonperforming
 Assets                                                   1306.61%        749.58%
OREO/Nonperforming Assets                                    8.70%          7.94%

 RATIO ANALYSIS - CAPITAL ADEQUACY *
Equity/Assets                                                7.47%          7.70%
Equity/Loans                                                 9.93%         10.69%

   RATIO ANALYSIS - PROFITABILITY
Return on Average Assets                                     1.10%          0.90%
Return on Average Equity                                    14.44%         11.18%
Net Interest Margin (tax-equivalent) (1)                     3.62%          3.78%

*    Based on period end numbers
(1) Interest income on tax-exempt securities has been adjusted to a tax equivalent basis using a marginal income tax rate of 40%.

SOURCE  Monroe Bancorp
    -0-                             07/19/2005
    /CONTACT: Mark D. Bradford, President and Chief Executive Officer of Monroe Bancorp, +1-812-331-3455 or +1-800-319-2664, Fax: +1-812-331-3445/
    /First Call Analyst: /
    /FCMN Contact: /
    /Web site:  http://www.monroebank.com